John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated February 1, 2021 to the current prospectus, as may be supplemented (the Prospectus)

Effective April 1, 2021 (the effective date), Andrew R. Heiskell no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Heiskell are removed from the Prospectus as of that date. As of the effective date, Steven C. Angeli, CFA, Jennifer N. Berg, CFA, Robert L. Deresiewicz, Ann C. Gallo, Bruce L. Glazer, Jean M. Hynes, CFA, and Keith E. White will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated February 1, 2021 to the current Statement of Additional Information (SAI), as may be supplemented

Effective April 1, 2021 (the effective date), Andrew R. Heiskell no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Heiskell are removed from the SAI as of that date. As of the effective date, Steven C. Angeli, CFA, Jennifer N. Berg, CFA, Robert L. Deresiewicz, Ann C. Gallo, Bruce L. Glazer, Jean M. Hynes, CFA, and Keith E. White will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the SAI and retain it for future reference.